UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

October 7, 2011

NEVADA GOLD & CASINOS, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-15517	88-0142032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Briar Hollow Lane, Suite 500W Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(713) 621-2245
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On October 7, 2011, Nevada Gold & Casinos, Inc. (the “Company”) and certain of its subsidiaries entered into a Credit Agreement (the “Credit Agreement”) with Wells Fargo Gaming Capital, LLC, a wholly-owned subsidiary of Wells Fargo Bank, N.A., to refinance $11.0 million of the existing debt of the Company and two of its subsidiaries, namely, NG Washington, LLC and NG Washington II Holdings, LLC.  Proceeds of the $11.0 million loan were used to retire (1) outstanding amounts under the existing indebtedness of NG Washington, LLC, in the amount of $4.0 million, and NG Washington II Holdings, LLC, in the amount of $5.0 million, and (2) to retire $2.0 million of the Company’s $6.0 million current senior debt.  The $11.0 million loan, which is due October 7, 2014, is subject to quarterly amortization payments of $250,000 and bears an interest rate of (1) the 30, 60 or 90 day LIBOR, at the discretion of the Company, plus 9.5%, with a LIBOR floor of 0.25%, or (2) Prime Rate plus 8.5%.  Interest is due monthly.  The loan is secured by all assets of certain of the Company’s subsidiaries and guaranteed by the Company and certain of its subsidiaries.  The terms of the Credit Agreement contain, among others, customary events of default, including nonpayment when due of principal or any interest or fees or other amounts owing within specified grace periods, and failure to comply with certain affirmative or negative covenants, including certain financial covenants.

On October 7, 2011, the Company entered into amended loan documents with Louise H. Rogers, the Company’s senior lender, pursuant to which the Company retired $2.0 million of the $6.0 million that was due June 30, 2013.  The amended loan documents extended the maturity date of the remaining outstanding balance on the loan until June 30, 2015 while the loan is subject to an annual interest rate of 11.5%.  The amended loan documents provide for a security interest in, and pledge of, assets of certain of the Company’s subsidiaries, and contain customary events of default, including nonpayment when due of principal or interest on any loan, failure to comply with certain affirmative or negative covenants and failure to perform any obligation within specified grace periods.

The press release issued by the Company on October 10, 2011 announcing the above-mentioned transactions is filed herewith.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K:
99.1	Press Release dated October 10, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

NEVADA GOLD & CASINOS, INC.

Date: October 12, 2011	By:	/s/ James J. Kohn
James J. Kohn
Executive Vice President and CFO

INDEX TO EXHIBITS

Item	Exhibit
99.1	Press Release dated October 10, 2011.